Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                     35
Due Period                                         01-Aug-98
Distribution Date                                  14-Sep-98
Payment Date                                       15-Sep-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                 18.91%
Annualized Gross Losses                               -9.65%
Annualized Portfolio Yield                             9.27%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                         220934528.1
     30 -   59 days (%)                                5.55%
     60 -   89 days ($)                           79130457.9
     60 -   89 days (%)                                1.99%
     90 - 119 days ($)                           49617757.83
     90 - 119 days (%)                                 1.25%
   120 - 149 days ($)                            41667180.49
   120 - 149 days (%)                                  1.05%
   150 - 179 days ($)                            39609105.65
   150 - 179 days (%)                                  0.99%
   180 - 209 days ($)                            37238806.98
   180 - 209 days (%)                                  0.93%
   210 - 239 days ($)                            34914996.27
   210 - 239 days (%)                                  0.88%
   240 - 269 days ($)                            34479411.89
   240 - 269 days (%)                                  0.87%
   270 - 299 days ($)                            34642206.54
   270 - 299 days (%)                                  0.87%
            300+ days  ($)                        6575684.08
            300+ days (%)                              0.17%


Additional Balances on Existing Credit         56,947,730.99
Lines (draws - principal only)
Principal Collections                         143,024,695.94
Defaulted Receivables                          32,986,611.62
Finance Charge  & Administrative               63,457,965.85
Collections
Recoveries                                      1,212,176.00


Average Principal Balance                    4,102,888,407.9
                                                           8
Personal Homeowner Lines as % of Total                29.54%
Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:                               18
Distribution Date:                                 14-Sep-98
Payment Date:                                      15-Sep-98
Collection Period Beginning:                       01-Aug-98
Collection Period Ending:                          31-Aug-98
Note and Certificate Accrual Beginning:            17-Aug-98
Note and Certificate Accrual Ending:               15-Sep-98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation             7.47%
Invested Amount
OC Balance as % of Ending Participation                7.71%
Invested Amount
OC Balance as % of Ending Participation                7.24%
Invested Amount (3 month average)
Does Early Amortization Start Based on                  0.00
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                        0.00
Is this the Early Amortization Period?                  0.00

Interest Allocation Percentage Calculation:
Numerator                                     641,684,177.54
Denominator - Component (x) - Aggregate      4,102,888,407.9
Receivables & Partc. Interest                              8
Denominator - Component (y) - Aggregate      3,541,803,086.7
Numerators                                                 8
Applicable Interest Allocation Percentage             15.64%

Principal Allocation Percentage
Calculation:
Numerator                                     641,684,177.54
Denominator - Component (x) - Aggregate      4,102,888,407.9
Receivables & Partc. Interest                              8
Denominator - Component (y) - Aggregate      3,547,181,758.9
Numerators                                                 3
Applicable Principal Allocation Percentage            15.64%

Default Allocation Percentage Calculation:
Numerator                                     641,684,177.54
Denominator - Component (x) - Aggregate      4,102,888,407.9
Receivables & Partc. Interest                              8
Denominator - Component (y) - Aggregate      3,541,803,086.7
Numerators                                                 8
Default Allocation Percentage (Floating               15.64%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount          14,117,051.91
Series Participation Interest Default           5,159,045.20
Amount (Sec. 4.11 (a)(iii))
Excess of (i) 2.2% of Part. Inv. Amt.  over     8,958,006.71
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                        8,958,006.71

Investor Principal Collections                 13,462,278.51
Investor Finance Charge and Admin.             10,114,290.87
Collections (4.11a)
Investor Allocated Defaulted Amounts            5,159,045.20

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal      641,684,177.54
Balance
Beginning Participation Invested Amount       641,684,177.54
Ending Participation Unpaid Principal         623,062,853.83
Balance
Ending Participation Invested Amount          623,062,853.83

Beginning Participation Unpaid Principal        3,867,929.63
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts 2,816,886.44 Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 75bps per         133,684.20
annum prior to 4/98, 25bps per annum
thereafter
Participation Interest Distribution Amount      3,867,929.63

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.             10,114,290.87
Collections (4.11a)
Servicing Fee if HFC is not the Servicer                0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly          3,867,929.63
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default           5,159,045.20
Amount (Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.      1,087,316.05
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                            (0.00)

Reconciliation Check                                    0.00

Series Participation Interest Monthly          18,621,323.71
Principal

Beginning Unreimbursed Participation                    0.00
Interest Charge-Offs
Series Participation Interest Charge-Offs               0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest              0.00
Charge-Offs

Available Investor Principal Collections       18,621,323.71
Participation Interest Distribution Amount      3,867,929.63
Series Participation Interest Charge-Offs               0.00

OWNER TRUST CALCULATIONS                                0.00
Note Interest and Certificate Yield Amounts 2,816,886.44 Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                 1,051,043.19
Beginning Net Charge-Offs                               0.00
Reversals                                               0.00

+Available Investor Principal Collections      18,621,323.71
+Series Participation Interest Charge Offs              0.00
+ Lesser of Excess Interest and Carryover               0.00
Charge Offs

Optimum Monthly Principal                      18,621,323.71
Are the Notes Retired ?                                 0.00
Accelerated Principal Payment                     133,684.20

Beginning Class A-1 Security Balance          404,167,644.94
Beginning Class A-2 Security Balance           48,000,000.00
Beginning Class A-3 Security Balance           62,400,000.00
Beginning Class B Security Balance             45,600,000.00
Beginning Certificate Security Balance         33,600,000.00
Beginning Overcollateralization Amount plus    48,050,216.80
APP
Beginning Class A-1 Adjusted Balance          404,167,644.94
Beginning Class A-2 Adjusted Balance           48,000,000.00
Beginning Class A-3 Adjusted Balance           62,400,000.00
Beginning Class B Adjusted Balance             45,600,000.00
Beginning Certficate Adjusted Balance          33,600,000.00
Beginning Overcollateralization Amount plus    48,050,216.80
APP
Class A-1 Balance After Payment pursuant to 385,546,321.23 clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to 48,000,000.00 clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to 62,400,000.00 clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to 45,600,000.00 clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant 33,600,000.00 to clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal           16,000,000.00
Balance
Class A-3 Minimum Adjusted Principal           20,800,000.00
Balance
Class B Minimum Adjusted Principal Balance     15,200,000.00
Certificate Minimum Adjusted Principal         11,200,000.00
Balance
Minimum Overcollateralization Amount           13,600,000.00
Certificate Minimum Balance Target              6,293,557.89
Scheduled Certificate Payment to               27,306,442.11
Certificate Minimum Balance Target
Class A-1 Targeted Balance                    323,992,683.99
Class A-2 Targeted Balance                        752,648.14
Class A-3 Targeted Balance                     33,750,819.14
Class B Targeted Balance                       30,541,790.25
Certificate Targeted Balance                   28,556,190.02
Class A-1:  Payment Required to get to         80,174,960.95
Target
Class A-2:  Payment Required to get to         32,000,000.00
Target or Minimum Adjusted Balance
Class A-3:  Payment Required to get to         28,649,180.86
Target or Minimum Adjusted Balance
Class B: Payment Required to get to Target 15,058,209.75 or Minimum Adjusted Balance
Certificate: Payment Required to get to         5,043,809.98
Target or Minimum Adjusted Balance
OC: Payment to get to Minimum                  34,450,216.80
Overcollateralization Amount

Section 3.05 Payment of Principal and                   0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)             1.00
Remittances on the Participation               22,489,253.34

Interest and Yield
(i)    Pay Class A-1 Interest Distribution      1,877,170.89
- Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution       227,771.03
- Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution       301,129.00
- Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -       231,075.81
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate          179,739.72
Yield - Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii) Pay Class A-1 to Targeted Principal 18,621,323.71 Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal             0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal             0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal               0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not                0.00
paid pursuant to Sec. 3.05 (a)(i)(e) - Sec.
3.05 (a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted                     0.00
Principal Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                  0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal         133,684.20
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal             0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal             0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal               0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05               0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05               0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05               0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                 0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                 0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05               0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05               0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                 0.00
(a)(vi)(d)
        Pay Certificates up to Certificate              0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal              0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec.           917,358.99
3.05 (a)(vii)

Total Reconciliation Check                              0.00
(should equal $0.00)
Accelerated Principal Reconciliation                    0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance     404,167,644.94
Beginning Class A-2 Note Security Balance      48,000,000.00
Beginning Class A-3 Note Security Balance      62,400,000.00
Beginning Class B     Note Security Balance    45,600,000.00
Beginning Certificate Security Balance         33,600,000.00
Beginning Overcollateralization Amount         47,916,532.60
Beginning Class A-1 Adjusted Balance          404,167,644.94
Beginning Class A-2 Adjusted Balance           48,000,000.00
Beginning Class A-3 Adjusted Balance           62,400,000.00
Beginning Class B    Adjusted Balance          45,600,000.00
Beginning Certficate  Adjusted Balance         33,600,000.00
Beginning Overcollateralization Amount         47,916,532.60
Ending Class A-1 Note Security Balance        385,412,637.03
Ending Class A-2 Note Security Balance         48,000,000.00
Ending Class A-3 Note Security Balance         62,400,000.00
Ending Class B    Note Security Balance        45,600,000.00
Ending Certificate Security Balance            33,600,000.00
Ending Overcollateralization Amount            48,050,216.80
Ending Class A-1 Adjusted Balance             385,412,637.03
Ending Class A-2 Adjusted Balance              48,000,000.00
Ending Class A-3 Adjusted Balance              62,400,000.00
Ending Class B    Adjusted Balance             45,600,000.00
Ending Certficate  Adjusted Balance            33,600,000.00
Ending Overcollateralization Amount            48,050,216.80
Class A-1 Note Rate Capped at 12.5%                5.765630%
Class A-2 Note Rate Capped at 14.0%                5.890630%
Class A-3 Note Rate Capped at 14.0%                5.990630%
Class B    Note Rate Capped at 14.0%               6.290630%
Certificate Rate Capped at 15.0%                   6.640630%
Class A-1 Interest Due                          1,877,170.89
Class A-2 Interest Due                            227,771.03
Class A-3 Interest Due                            301,129.00
Class B Interest Due                              231,075.81
Certificate Yield  Due                            179,739.72
Class A-1 Interest Paid                         1,877,170.89
Class A-2 Interest Paid                           227,771.03
Class A-3 Interest Paid                           301,129.00
Class B Interest Paid                             231,075.81
Certificate Yield Paid                            179,739.72
Class A-1 Unpaid Interest                               0.00
Class A-2 Unpaid Interest                               0.00
Class A-3 Unpaid Interest                               0.00
Class B     Unpaid Interest                             0.00
Certificate Unpaid Yield                                0.00
Class A-1 Principal Paid                       18,755,007.91
Class A-2 Principal Paid                                0.00
Class A-3 Principal Paid                                0.00
Class B    Principal Paid                               0.00
Certificate    Principal Paid                           0.00
OC           Principal Paid                             0.00
Beginning Class A-1 Net Charge-Off                      0.00
Beginning Class A-2 Net Charge-Off                      0.00
Beginning Class A-3 Net Charge-Off                      0.00
Beginning Class B    Net Charge-Off                     0.00
Beginning Certificate Net Charge-Off                    0.00
Beginning OC Net Charge-Off                             0.00
Reversals Allocated to Class A-1                        0.00
Reversals Allocated to Class A-2                        0.00
Reversals Allocated to Class A-3                        0.00
Reversals Allocated to Class B                          0.00
Reversals Allocated to Certificates                     0.00
Reversals Allocated to OC  plus Acclerated        133,684.20
Principal Payments
 Total Charge-Offs:                                     0.00
Charge-Offs Allocated to Class A-1                      0.00
Charge-Offs Allocated to Class A-2                      0.00
Charge-Offs Allocated to Class A-3                      0.00
Charge-Offs Allocated to Class B                        0.00
Charge-Offs Allocated to Certificates                   0.00
Charge-Offs Allocated to OC                             0.00
Ending Class A-1 Net Charge-Off                         0.00
Ending Class A-2 Net Charge-Off                         0.00
Ending Class A-3 Net Charge-Off                         0.00
Ending Class B     Net Charge-Off                       0.00
Ending Certificate Net Charge-Off                       0.00
Ending OC Net Charge-Off                                0.00
Bond Balance Reconciliation    (should                  0.00
equal $0.00)

Certificate Balance/Participation Invested            5.236%
Amount (Beginning of Month)

Designated Certificate / Certificate                  1.000%
Security (Balance Beginning of Month)
Designated Certificate  - Beginning of            336,000.00
Month
Principal Payments in Respect of                        0.00
Designated Certificate (Sec. 3.05 (vi) &
(vii))
Designated Certificate  - End of Month            336,000.00
Yield Payments in Respect of Designated             1,797.40
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated        7,116,532.60
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05          133,684.20
(v))
Payments to Holder of Designated                        0.00
Certificate in respect to Acc. Prin. (Sec.
3.05 (vi)(f) & (vii))
Designated Certificateholder Accelerated        7,250,216.80
Principal Payments - Ending Balance

Designated Certificateholder Holdback          40,800,000.00
Amount (Beginning of Month)
Payments to Designated Certificates in                  0.00
Reduction of Holdback Amount (Sec. 3.05 (v)
& (ix))
Designated Certificateholder Holdback          40,800,000.00
Amount (End of Month)

Remaining Payments to Designated                        0.00
Certificates (Sec. 3.05 paragraph following
(vii))

Remaining Amounts to Issuer (Sec. 3.05            917,358.99
(vii))

Monthly Security  Report
Household Consumer Loan Trust 1997-1

Distribution Date                                  14-Sep-98
Payment Date:                                      15-Sep-98
Collection Period Beginning                        01-Aug-98
Collection Period Ending:                          31-Aug-98
Note and Certificate Accrual Beginning:            17-Aug-98
Note and Certificate Accrual Ending:               15-Sep-98


Ending Pool Principal Balance                3,984,038,677.0
                                                           1
Series 1997-1 Participation Invested Amount   623,062,853.83
Seller Amount                                  71,777,201.67
Remittances on the Participation               22,489,253.34
Optimum Monthly Principal                      18,621,323.71
Accelerated Principal Payment                     133,684.20
Beginning Class A-1 Note Security Balance     404,167,644.94
Beginning Class A-2 Note Security Balance      48,000,000.00
Beginning Class A-3 Note Security Balance      62,400,000.00
Beginning Class B Note Security Balance        45,600,000.00
Beginning Certificate Security Balance         33,600,000.00
Beginning Overcollateralization Amount         47,916,532.60
Beginning Class A-1 Adjusted Balance          404,167,644.94
Beginning Class A-2 Adjusted Balance           48,000,000.00
Beginning Class A-3 Adjusted Balance           62,400,000.00
Beginning Class B Adjusted Balance             45,600,000.00
Beginning Certificate  Adjusted Balance        33,600,000.00
Beginning Overcollateralization Amount         47,916,532.60
Ending Class A-1 Note Security Balance        385,412,637.03
Ending Class A-2 Note Security Balance         48,000,000.00
Ending Class A-3 Note Security Balance         62,400,000.00
Ending Class B Note Security Balance           45,600,000.00
Ending Certificate Security Balance            33,600,000.00
Ending Overcollateralization Amount            48,050,216.80
Ending Class A-1 Adjusted Balance             385,412,637.03
Ending Class A-2 Adjusted Balance              48,000,000.00
Ending Class A-3 Adjusted Balance              62,400,000.00
Ending Class B Adjusted Balance                45,600,000.00
Ending Certificate  Adjusted Balance           33,600,000.00
Ending Overcollateralization Amount            48,050,216.80
Class A-1 Note Rate Capped at 12.5%                5.765630%
Class A-2 Note Rate Capped at 14.0%                5.890630%
Class A-3 Note Rate Capped at 14.0%                5.990630%
Class B    Note Rate Capped at 14.0%               6.290630%
Certificate Rate Capped at 15.0%                   6.640630%
Class A-1 Interest Due                          1,877,170.89
Class A-2 Interest Due                            227,771.03
Class A-3 Interest Due                            301,129.00
Class B Interest Due                              231,075.81
Certificate Yield  Due                            179,739.72
Class A-1 Interest Paid                         1,877,170.89
Class A-2 Interest Paid                           227,771.03
Class A-3 Interest Paid                           301,129.00
Class B Interest Paid                             231,075.81
Certificate Yield Paid                            179,739.72
Class A-1 Unpaid Interest                               0.00
Class A-2 Unpaid Interest                               0.00
Class A-3 Unpaid Interest                               0.00
Class B Unpaid Interest                                 0.00
Cetificate Unpaid Yield                                 0.00
Class A-1 Principal Paid                       18,755,007.91
Class A-2 Principal Paid                                0.00
Class A-3 Principal Paid                                0.00
Class B Principal Paid                                  0.00
Certificate  Principal Paid                             0.00
OC Principal Paid                                       0.00
Beginning Class A-1 Net Charge-Off                      0.00
Beginning Class A-2 Net Charge-Off                      0.00
Beginning Class A-3 Net Charge-Off                      0.00
Beginning Class B Net Charge-Off                        0.00
Beginning Certificate Net Charge-Off                    0.00
Beginning OC Net Charge-Off                             0.00
Reversals Allocated to Class A-1                        0.00
Reversals Allocated to Class A-2                        0.00
Reversals Allocated to Class A-3                        0.00
Reversals Allocated to Class B                          0.00
Reversals Allocated to Certificates                     0.00
Reversals Allocated to OC  plus Acclerated        133,684.20
Principal Payments
 Total Charge-Offs:                                     0.00
Charge-Offs Allocated to Class A-1                      0.00
Charge-Offs Allocated to Class A-2                      0.00
Charge-Offs Allocated to Class A-3                      0.00
Charge-Offs Allocated to Class B                        0.00
Charge-Offs Allocated to Certificates                   0.00
Charge-Offs Allocated to OC                             0.00
Ending Class A-1 Net Charge-Off                         0.00
Ending Class A-2 Net Charge-Off                         0.00
Ending Class A-3 Net Charge-Off                         0.00
Ending Class B Net Charge-Off                           0.00
Ending Certificate Net Charge-Off                       0.00
Ending OC Net Charge-Off                                0.00
Interest paid per $1,000 Class A-1                  2.572877
Principal paid per $1,000 Class A-1                25.705877
Interest paid per $1,000 Class A-2                  4.745230
Principal paid per $1,000 Class A-2                 0.000000
Interest paid per $1,000 Class A-3                  4.825785
Principal paid per $1,000 Class A-3                 0.000000
Interest paid per $1,000 Class B                    5.067452
Principal paid per $1,000 Class B                   0.000000
Yield Paid per $1,000 Certificate                   5.349396
Principal Paid per $1,000 Certificate               0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-1


Due Period                                            Aug-98
Monthly Payment Rate (including charge                 4.29%
offs)
Monthly Draw Rate                                      1.39%
Monthly Net Payment Rate                               2.90%
Actual Payment Rate                                    2.90%

Annualized Cash Yield                                 18.91%
Annualized Gross Losses                                9.65%
Annualized Portfolio Yield                             9.27%
Weighted Coupon                                        5.89%
Excess Servicing                                       3.38%


Ending Overcollateralization Percentage (3             7.47%
mo avg)
Trigger Level                                          4.25%
Excess Overcollateralization                           3.22%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                          5.55%
      60-89 days (Del Stat 2)                          1.99%
      90+ days (Del Stat 3+)                           7.00%

Total Participation Balance (ending)          623,062,853.83